Vanguard® Mid-Cap Growth Index Fund
Schedule of Investments (unaudited)
As of March 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.7%)
Basic Materials (1.3%)
	Fastenal Co.	4,472,395	346,834
Consumer Discretionary (17.0%)
	Royal Caribbean Cruises Ltd.	1,889,064	388,089
*	Copart Inc.	6,781,179	383,747
	Yum! Brands Inc.	2,176,740	342,532
*	Take-Two Interactive Software Inc.	1,307,687	271,018
*	ROBLOX Corp. Class A	4,586,635	267,355
	Garmin Ltd.	1,201,148	260,805
*	AutoZone Inc.	65,434	249,485
*	Lululemon Athletica Inc.	864,396	244,676
	Tractor Supply Co.	4,145,563	228,421
	Hilton Worldwide Holdings Inc.	938,195	213,486
*	Carvana Co.	993,769	207,777
*	Trade Desk Inc. Class A	3,528,527	193,081
*	Live Nation Entertainment Inc.	1,274,221	166,388
	Ross Stores Inc.	1,288,058	164,601
	Expedia Group Inc.	961,893	161,694
*	Carnival Corp.	7,717,824	150,729
*	Ulta Beauty Inc.	361,653	132,560
	Rollins Inc.	2,265,902	122,427
*	Burlington Stores Inc.	495,100	117,997
	Las Vegas Sands Corp.	2,512,598	97,062
	Domino's Pizza Inc.	186,721	85,789
*	NVR Inc.	11,085	80,304
*	Aptiv plc	894,717	53,236
	Warner Music Group Corp. Class A	1,017,669	31,904
			4,615,163
Consumer Staples (1.1%)
	Church & Dwight Co. Inc.	1,918,341	211,190
	Hershey Co.	576,350	98,573
			309,763
Energy (5.4%)
	Hess Corp.	2,283,015	364,666
	Targa Resources Corp.	1,701,030	341,006
	Diamondback Energy Inc.	1,467,277	234,588
	Coterra Energy Inc.	5,661,938	163,630
	EQT Corp.	2,329,742	124,478
	Texas Pacific Land Corp.	76,195	100,958
	Devon Energy Corp.	2,527,819	94,540
*	First Solar Inc.	396,164	50,087
[1]	Venture Global Inc. Class A	527,493	5,433
			1,479,386
Financials (9.1%)
	MSCI Inc.	575,327	325,347
*	Coinbase Global Inc. Class A	1,557,114	268,182
*	Robinhood Markets Inc. Class A	5,992,941	249,426
	Brown & Brown Inc.	1,895,506	235,801
	Broadridge Financial Solutions Inc.	912,633	221,277
	Ares Management Corp. Class A	1,469,894	215,501
	Apollo Global Management Inc.	1,557,254	213,250
	LPL Financial Holdings Inc.	598,420	195,767
	FactSet Research Systems Inc.	296,595	134,844
	Tradeweb Markets Inc. Class A	905,976	134,501
	Interactive Brokers Group Inc. Class A	806,700	133,582
*	Markel Group Inc.	47,299	88,431
	Blue Owl Capital Inc. Class A	2,383,409	47,764
[1]	Rocket Cos. Inc. Class A	1,079,894	13,034
			2,476,707
Health Care (10.8%)
*	Edwards Lifesciences Corp.	4,599,887	333,400

		Shares	Market Value ($000)
*	Alnylam Pharmaceuticals Inc.	1,009,645	272,624
*	IDEXX Laboratories Inc.	634,275	266,364
*	Veeva Systems Inc. Class A	1,139,573	263,959
	Agilent Technologies Inc.	2,224,972	260,277
	ResMed Inc.	1,145,431	256,405
*	IQVIA Holdings Inc.	1,304,696	230,018
*	Dexcom Inc.	3,047,668	208,125
*	Waters Corp.	463,356	170,779
*	Molina Healthcare Inc.	432,838	142,573
*	Cooper Cos. Inc.	1,559,484	131,543
	West Pharmaceutical Services Inc.	563,897	126,245
	STERIS plc	383,130	86,836
*	Insulet Corp.	273,857	71,918
*	Illumina Inc.	616,965	48,950
*	Align Technology Inc.	276,236	43,883
*	Moderna Inc.	674,684	19,127
			2,933,026
Industrials (22.0%)
	TransDigm Group Inc.	415,537	574,808
	Howmet Aerospace Inc.	3,158,796	409,791
	WW Grainger Inc.	338,442	334,323
*	Fair Isaac Corp.	180,916	333,638
	Verisk Analytics Inc.	1,094,014	325,601
	AMETEK Inc.	1,798,922	309,667
*	Axon Enterprise Inc.	564,978	297,150
	Quanta Services Inc.	1,155,812	293,784
	Cintas Corp.	1,337,580	274,913
	Old Dominion Freight Line Inc.	1,491,878	246,831
	Vulcan Materials Co.	1,030,330	240,376
*	Block Inc. Class A	4,363,081	237,046
	Equifax Inc.	967,270	235,588
	Martin Marietta Materials Inc.	475,545	227,372
	Xylem Inc.	1,894,741	226,346
*	Mettler-Toledo International Inc.	163,130	192,642
*	Teledyne Technologies Inc.	365,276	181,802
*	Corpay Inc.	516,504	180,115
	Veralto Corp.	1,834,136	178,737
	Ingersoll Rand Inc.	1,571,842	125,795
	HEICO Corp. Class A	588,498	124,155
	Rockwell Automation Inc.	440,940	113,930
	JB Hunt Transport Services Inc.	623,968	92,316
	HEICO Corp.	321,861	85,998
	TransUnion	760,805	63,139
*	Trimble Inc.	958,481	62,924
			5,968,787
Real Estate (7.2%)
	Realty Income Corp.	6,953,125	403,351
	Welltower Inc.	2,498,102	382,734
*	CoStar Group Inc.	3,289,311	260,612
	Extra Space Storage Inc.	1,653,277	245,495
	SBA Communications Corp.	839,309	184,656
	Invitation Homes Inc.	4,538,835	158,178
	Sun Communities Inc.	993,521	127,807
	Ventas Inc.	1,706,617	117,347
	UDR Inc.	1,291,228	58,325
	Lineage Inc.	222,237	13,030
			1,951,535
Technology (19.3%)
	Amphenol Corp. Class A	9,445,355	619,521
*	DoorDash Inc. Class A	2,549,764	466,020
*	Atlassian Corp. Class A	1,279,009	271,418
*	MicroStrategy Inc. Class A	938,638	270,581
*	Cloudflare Inc. Class A	2,284,447	257,434
*	Fortinet Inc.	2,549,031	245,370
*	Gartner Inc.	569,155	238,897
*	Datadog Inc. Class A	2,350,626	233,206
*	HubSpot Inc.	386,409	220,752
*	ANSYS Inc.	683,602	216,401

			Shares	Market Value ($000)
		Vertiv Holdings Co. Class A	2,969,742	214,415
		Monolithic Power Systems Inc.	361,416	209,614
*		GoDaddy Inc. Class A	1,102,450	198,595
*		Tyler Technologies Inc.	335,468	195,038
*		Snowflake Inc. Class A	1,158,513	169,328
*		VeriSign Inc.	627,115	159,206
*		Zscaler Inc.	718,000	142,465
		Seagate Technology Holdings plc	1,651,123	140,263
*		Pinterest Inc. Class A	4,409,115	136,683
*,1		Super Micro Computer Inc.	3,934,369	134,713
*		Okta Inc.	1,275,973	134,258
		Teradyne Inc.	1,261,243	104,179
*		MongoDB Inc.	551,772	96,781
*		Snap Inc. Class A	8,436,064	73,478
*		ON Semiconductor Corp.	1,641,401	66,789
		Bentley Systems Inc. Class B	624,603	24,572
				5,239,977
Telecommunications (2.1%)
		Motorola Solutions Inc.	1,301,949	570,006
Utilities (4.4%)
		Constellation Energy Corp.	2,457,650	495,536
		Waste Connections Inc.	2,012,818	392,882
		Vistra Corp.	2,653,452	311,621
				1,200,039
Total Common Stocks (Cost $19,779,853)				27,091,223
		Coupon
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity Fund (Cost $75,063)	4.342%	750,752	75,068
Total Investments (100.0%) (Cost $19,854,916)				27,166,291
Other Assets and Liabilities—Net (0.0%)				(1,452)
Net Assets (100%)				27,164,839
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $16,056.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $17,924 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	June 2025	86	24,309	(299)
E-mini S&P Mid-Cap 400 Index	June 2025	104	30,561	(504)
				(803)

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Domino's Pizza Inc.	8/29/25	BANA	26,444	(4.337)	—	(1,629)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund's investments and derivatives as of March 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	27,091,223	—	—	27,091,223
Temporary Cash Investments	75,068	—	—	75,068
Total	27,166,291	—	—	27,166,291

Derivative Financial Instruments
Liabilities
Futures Contracts[1]	(803)	—	—	(803)
Swap Contracts	—	(1,629)	—	(1,629)
Total	(803)	(1,629)	—	(2,432)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.